UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities.

On March 16, 2015 Regen Biopharma, Inc. ( “Regen”) issued a 50,000 face value Convertible Promissory Note ( “Note”) dated March 12 , 2015 to an individual (“Lender”) for consideration of $50,000. The Note becomes due and payable at the demand of the Lender at any time after March 12, 2016 and bears simple interest at 10% per annum payable quarterly at the demand of the Lender.

All or part of the principal and accrued but unpaid interest is convertible at any time at the demand of the Lender into the Common Shares of Regen at a price per share ( “Conversion Price”) equivalent to a 65% discount to the lowest Trading Price (as defined below) for the Common Shares during the thirty (30) Trading Day (as defined below) period ending on the latest complete Trading Day prior to the conversion date. “Trading Price” means the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Lender (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by Regen and the Lender. “Trading Day” shall mean any day on which the Common Shares are tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Shares are then being traded. “Trading Volume” shall mean the number of shares traded on such Trading Day as reported by such Reporting Service. The Conversion Price shall be equitably adjusted for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications, extraordinary distributions and similar events by Regen relating to the Lender’s securities. Principal and interest may be prepaid in part or in full by Regen on not less than three Trading Days prior written notice to the Lender.

Upon expiration of the six month holding specified in Rule 144(d) promulgated under the Securities Act of 1933, Regen , at the request of the Lender, shale remove sale restrictions on one sixth (1/6) of the shares that resulted from conversions made through the issuance of this Note , each month, for a period of six months, with all restrictions being removed by the Company by the expiration of the six month subsequent to expiration of the aforementioned Rule 144 holding period.

If the Lender converts principal into Common Stock of Regen on or prior to 180 days from the issuance of the Note the Lender shall receive one share of Preferred Series “A” Stock of the Company for each share of Common Stock received through conversion.

The Note was issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Note was sold directly through our management. No commission or other consideration was paid in connection with the sale of the Note. There was no advertisement or general solicitation made in connection with this Offer and Sale of Notes. A legend was placed on the Note stating that the Note has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Note.

The foregoing description of the Note s not complete and is qualified in its entirety by reference to the text of Form of the Note , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 3.02 by reference.

On March 19, 2015 Regen Biopharma, Inc. ( “Regen”) issued a 100,000 face value Convertible Promissory Note ( “Note”) dated March 3, 2015 to a limited liability company (“Lender”) for consideration of $100,000. The Note becomes due and payable at the demand of the Lender at any time after March 3, 2016 and bears simple interest at 10% per annum payable quarterly at the demand of the Lender.

All or part of the principal and accrued but unpaid interest is convertible at any time at the demand of the Lender into the Common Shares of Regen at a price per share ( “Conversion Price”) equivalent to a 65% discount to the lowest Trading Price (as defined below) for the Common Shares during the thirty (30) Trading Day (as defined below) period ending on the latest complete Trading Day prior to the conversion date. “Trading Price” means the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Lender (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by Regen and the Lender. “Trading Day” shall mean any day on which the Common Shares are tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Shares are then being traded. “Trading Volume” shall mean the number of shares traded on such Trading Day as reported by such Reporting Service. The Conversion Price shall be equitably adjusted for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications, extraordinary distributions and similar events by Regen relating to the Lender’s securities. Principal and interest may be prepaid in part or in full by Regen on not less than three Trading Days prior written notice to the Lender.

Upon expiration of the six month holding specified in Rule 144(d) promulgated under the Securities Act of 1933, Regen , at the request of the Lender, shale remove sale restrictions on one sixth (1/6) of the shares that resulted from conversions made through the issuance of this Note , each month, for a period of six months, with all restrictions being removed by the Company by the expiration of the six month subsequent to expiration of the aforementioned Rule 144 holding period.

If the Lender converts principal into Common Stock of Regen on or prior to 180 days from the issuance of the Note the Lender shall receive one share of Preferred Series “A” Stock of the Company for each share of Common Stock received through conversion.

The Note was issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Note was sold directly through our management. No commission or other consideration was paid in connection with the sale of the Note. There was no advertisement or general solicitation made in connection with this Offer and Sale of Notes. A legend was placed on the Note stating that the Note has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Note.

The foregoing description of the Note s not complete and is qualified in its entirety by reference to the text of Form of the Note , which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 3.02 by reference.

Cash proceeds received from the aforementioned Notes will be utilized by Regen for general corporate purposes.

Common and Preferred Shares issued pursuant to conversions of outstanding convertible notes:

All common and preferred shares issued pursuant to conversions of convertible notes ( “Conversion Shares”) are subject to the following resale restrictions:

Rule 144, promulgated under the Securities Act of 1933, is a safe harbor provision which allows holders of restricted securities to make public sales of stock when certain conditions are met. Restricted securities are securities acquired in unregistered, private sales from the issuing company. Generally, with regard to an issuer subject to the reporting requirements of the Securities and Exchange Act of 1934 ( such as Regen Biopharma, Inc.) a holding period of six months (as such holding period is calculated pursuant to Rule 144) must elapse between the the date of the acquisition of the securities from the issuer and any resale of such securities in reliance on Rule 144 (“Rule 144 period”) Subsequent to the applicable six month Rule 144 Period, Regen Biopharma, Inc. will, at the request of the holder of the Conversion Shares, each month remove the sale restrictions on one sixth (1/6) of the applicable Conversion Shares with all restrictions being removed by Regen Biopharma, Inc. by the expiration of the six months subsequent to the Rule 144 Period. Convertible Notes were sold by the Company during the months of January, February and March of 2015 therefore the earliest any Conversion Shares may be resold by would be July 2015.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 1,785,714 common shares ( “Shares”) to a convertible noteholders in satisfaction of $50,000 of convertible indebtedness.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 25,907,219 shares of Series A preferred stock ( “Shares”) pursuant to terms and conditions of certain convertible notes issued by Regen.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,060,214 shares of Series A preferred stock ( “Shares”) to David R. Koos, the Company’s Chairman and Chief Executive Officer, pursuant to terms and conditions of that convertible note in the face amount of $57,686 issued to David R. Koos by Regen on March 5, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Preferred Shares Issued to Employees:

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,500,000 shares of Series A preferred stock ( “Shares”) to David R. Koos, the Company’s Chairman and Chief Executive Officer, as incentive shares. The Shares hall vest after 18 months of constant employment have expired from February 11, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,500,000 shares of Series A preferred stock ( “Shares”) to Todd Caven, the Company’s Chief Financial Officer, as incentive shares. The Shares shall vest after 18 months of constant employment have expired from February 11, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,500,000 shares of Series A preferred stock ( “Shares”) to Thomas Ichim, the Company’s Chief Financial Officer, as incentive shares.

Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Thomas Ichim (“Transfer Restriction”) except as follows:

Transfer Restrictions shall no longer apply to the Shares upon the achievement of the following events ( Milestones”) during the course of Thomas Ichim’s employment with the Company after 18 months from January 14, 2015. ( “Vesting Period”)

1. Expansion of Scientific Advisor Board: Expand SAB to 15 members (10 points)

2. R&D relationships: initiate and manage relationships with 3 CROs, 3 manufacturers, 3 clinical sites and 1 academic collaboration (10 points)

3. Patents in licensed/filed/issued: 10 non provisional patents filed ( 10 points)

4. Securing lead researcher for each clinical trial ( 1 point) / Clinical trials: pre-clinical( 1 point) phase 1 ( 1 pt) and phase 2 or efficacy finding ( 1 pt)

5. INDs filed ( 1 point) and INDs cleared ( 2 points)

6. IP/Patents transactions ( e.g. : license agreements, product sales and co-development deals at a level acceptable to the Board of Directors=10pts.

Assuming a total of 60 points are possible for vesting, a combination of the above points equal to 60 over an 18 month period results in 100% vesting. At the end of the Vesting Period, should the total number of points amount to less than 60, vesting shall be reduced to that number of points attained divided by 60, resulting in a percentage of Shares vested. At the end of the Vesting Period , all unvested shares shall be forfeited . In the event of a change of control of the Company all shares shall be deemed fully vested.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,500,000 shares of Series A preferred stock ( “Shares”) to Christine Ichim, the Company’s Director of Molecular Therapeutics.

Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Christine Ichim (“Transfer Restriction”) except as follows:

Transfer Restrictions shall no longer apply to the Shares upon the achievement of the following events ( Milestones”) during the course of the Christine Ichim’s employment with the Company after 18 months from January 14, 2015. ( “Vesting Period”)

1.	Papers published 3 peer reviewed equals 3.3 points per paper or 1 high profile peer reviewed journals ( impact factor greater than 6) =10 pts

2.	Presentations made at conventions 4 presentations =10 points or 2.5 pts per presentation

3.	Pre-Clinical Studies initiated /completed =1 point for initiation, 2 pts for completion and 1 bonus point for completing 2 or more studies.

4.	Intellectual property filed ( provisional/non-provisional apps) 1 point for each patent app

5.	Small molecule identification, identifying = 1 point, testing for binding = 3 pts, testing for efficacy = 6 pts.

6.	Completion of crystal structure for NR2F6=10 pts

Assuming a total of 60 points are possible for vesting, a combination of the above points equal to 60 over an 18 month period results in 100% vesting. At the end of the Vesting Period, should the total number of points amount to less than 60, vesting shall be reduced to that number of points attained divided by 60, resulting in a percentage of shares vested. At the end of the Vesting Period, all unvested shares shall be forfeited. In the event of a change of control all shares shall be deemed fully vested.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 17, 2015 Regen Biopharma, Inc. (“the Company”) issued 1,000,000 shares of Series A preferred stock ( “Shares”) to Thomas Ichim, the Company’s Chief Financial Officer, pursuant to the terms and conditions of that agreement entered into on March 3, 2015 by and between the Company and Dr. Thomas Ichim whereby Dr. Thomas Ichim would sell, assign, transfer and set over to Regen all rights, title and interest in and to the invention as described and claimed in the United States Patent Number: 8,263,571, dated September 11, 2011, titled “Gene Silencing of the Brother of the Regulator of Imprinted Sites” for consideration consisting of $9,000 and 1,000,000 shares of Regen’s Series A Preferred stock.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2015 Regen Biopharma, Inc. agreed to sublease 199 square feet of laboratory space located at 5310 Eastgate Mall, San Diego, CA 92121 from Human BioMolecular Research Institute (“Sublease Agreement”). Pursuant to the terms of the Sublease Agreement Regen Biopharma, Inc. will pay rent of $400 per month to Human BioMolecular Research Institute (“HBRI”) . The term of the sublease shall be from March 9, 2015 to September 8, 2015 (a period of 6 months) and will automatically renew thereafter for the same 6 month term unless written notice is received by HBRI within 60 days prior to renewal.

The foregoing description of the Sublease Agreement is not complete and is qualified in its entirety by reference to the text of the Sublease Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated in this Item 1.01 by reference.

On March 20, 2015 Regen Biopharma, Inc entered into a Research Agreement with HBRI wherein HBRI agreed to provide a variety of professional, scientific and technical services for the proper conduct of research by Regen Biopharma, Inc. and also to make available certain research equipment to Regen Biopharma, Inc. The term of the agreement shall be from March 9, 2015 to September 8, 2015 (a period of 6 months) and will automatically renew thereafter for the same 6 month term unless written notice is received by HBRI within 60 days prior to renewal. As consideration Regen Biopharma, Inc shall pay a monthly fee of $2,700 to HBRI over the term of the agreement.

The foregoing description of the agreement is not complete and is qualified in its entirety by reference to the text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated in this Item 3.02 by reference.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of $50,000 Convertible Note (a)
10.2	Form of $100,000 Convertible Note (b)
10.3	Sublease (c)
10.4	Research Agreement (d)

(a) Incorporated by Reference to Exhibit 10.1 of Regen Biopharma, Inc’s Current Report on Form 8-K filed on March 25, 2015.

(b) Incorporated by Reference to Exhibit 10.2 of Regen Biopharma, Inc’s Current Report on Form 8-K filed on March 25, 2015.

(c) Incorporated by Reference to Exhibit 10.3 of Regen Biopharma, Inc’s Current Report on Form 8-K filed on March 25, 2015.

(d) Incorporated by Reference to Exhibit 10.4 of Regen Biopharma, Inc’s Current Report on Form 8-K filed on March 25, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regen Biopharma, Inc.

Dated: March 26, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer